Exhibit 99.1

EXECUTION VERSION

Brixmor Property Group Inc.

17,500,000 Shares
Common Stock
($0.01 par value)

Underwriting Agreement
New York, New York
January 13, 2015

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
As Representatives of the several Underwriters,
Ladies and Gentlemen:
Brixmor Property Group Inc., a corporation organized under the laws of the State of Maryland (the “Company”), BPG Subsidiary Inc., a Delaware corporation, Brixmor Operating Partnership L.P., a Delaware Limited Partnership, and each of the Selling Stockholders named in Schedule II hereto (collectively, the “Selling Stockholders”) confirm their respective agreements with you and each of the other Underwriters named in Schedule I hereto (collectively, the “Underwriters”), for whom you (the “Representatives”) are acting as representatives, with respect to the sale by the Selling Stockholders, and the purchase by the Underwriters, acting severally and not jointly, of 17,500,000 shares of common stock, $0.01 par value per share (“Common Stock”) of the Company (said shares to be sold by the Selling Stockholders being hereinafter called the “Securities”).

To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 21 hereof. Any reference in this Agreement to the Registration Statement, the Preliminary Prospectus, the Disclosure Package or the Prospectus or to information in, included in, set forth in, contained in, described in, disclosed in or contemplated by the Registration Statement, the Preliminary Prospectus, the Disclosure Package or the Prospectus, as the case may be, shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the effective date, in the case of the Registration Statement, the Execution Time, in the case of the Disclosure Package, or as of the date of the Preliminary Prospectus or the Prospectus, in the case of the Preliminary Prospectus and the Prospectus, as applicable.

1.Representations and Warranties by the Company, BPG Subsidiary and Operating Partnership.
Each of the Company, BPG Subsidiary and the Operating Partnership jointly and severally represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1.
(i)The Company has prepared and filed with the Commission an automatic shelf registration statement, as defined in Rule 405 (file number 333-200057) on Form S-3, including a related Base Prospectus (the “Base Prospectus”), for registration under the Act of the offering and sale of the Securities. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, became effective upon filing. The Company may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more preliminary prospectus supplements relating to the Securities, each of which has previously been furnished to you. The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b). As filed, such final prospectus supplement shall contain all information required by the Act and the rules thereunder and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.
(ii)On the Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company, BPG Subsidiary and the Operating Partnership make no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus

(or any supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9 hereof.
(iii) (A) The Disclosure Package and the price to the public, the number of Securities to be included on the cover page of the Prospectus (together, the “Time of Sale Information”), when taken together as a whole, and (B) each electronic road show, when taken together as a whole with the Disclosure Package and the Time of Sale Information, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9 hereof.
(iv)The documents incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus (the “Incorporated Documents”), when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act.
(v)(A) At the time of filing the Registration Statement and (B) as of the Execution Time (with such date being used as the determination date for purposes of this clause (B)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.
(vi)No order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus included in the Disclosure Package, at the time of filing thereof with the Commission, complied in all material respects with the Act and the Rules and Regulations.
(vii)Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any Incorporated Document, the Preliminary Prospectus or the Prospectus that has not been superseded or modified, and each such Issuer Free Writing Prospectus, each as supplemented by and taken together with the Disclosure Package, as of the Execution Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 9 hereof.
(viii)The interactive data in the eXtensible Business Reporting Language (“XBRL”) incorporated by reference to the Registration Statement fairly presents the information called for in all material respects and has in all material respects been prepared in accordance with the Commission’s rules and guidelines applicable thereto.
(ix)(i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, (ii) each of BPG Subsidiary and the Operating Partnership has been duly incorporated or organized and is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, (iii) each of the other subsidiaries of the Company has been duly incorporated or organized and is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, (iv) each of the Company and its subsidiaries has full power and authority (corporate or other) to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus, and (v) each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation or organization and is in good standing under the laws of each jurisdiction which requires such qualification, except in the cases of clauses (iii), (iv) and (v), where the failure to be so incorporated or organized or so validly existing and in good standing, to have such power or authority or to be so qualified or in good standing would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”).
(x)Except as otherwise set forth in the Registration Statement, the Disclosure Package and the Prospectus, and other than with respect to third party interests in NP/I&G Institutional Retail Company II LLC and Brixmor/IA JV, LLC (collectively, the “JVs”) disclosed to the Underwriters, all outstanding shares of capital stock, partnership interests or membership units of the Company’s subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, except for such interests, claims, liens or encumbrances granted in respect of indebtedness of the Company or any of its subsidiaries and referred to in the Registration Statement, the Disclosure Package and the Prospectus, and any such interests claims, liens or encumbrances arising under or pursuant to the agreements governing the JVs.
(xi)The Securities and all outstanding shares of capital stock of the Company have been duly authorized; the authorized equity capitalization of the Company is as set forth in the Registration Statement, the Disclosure Package and the Prospectus; all outstanding shares of capital stock of the Company have been, validly issued, fully paid and nonassessable and conform to the information in the Registration Statement, the Disclosure Package and the Prospectus and to the description of such Securities contained therein; none of the outstanding shares of capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Stockholders, have been issued in violation of any preemptive or similar rights of any security holder; the form of certificate used to represent the Common Stock, if any, complies in all material respects with all applicable statutory requirements and with any applicable requirements of the Organizational Documents of the Company and with any requirements of the NYSE. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the Company to issue or sell any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.
(xii)All outstanding shares of capital stock of BPG Subsidiary have been duly authorized, validly issued and are consistent with the information in the Registration Statement, the Disclosure Package and the Prospectus and the description of such shares contained therein. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no outstanding (A) securities or obligations of the BPG Subsidiary convertible into or exchangeable or redeemable for any capital of the BPG Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the BPG Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations or (C) obligations of the BPG Subsidiary to issue or sell any capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.
(xiii)All outstanding OP Units have been duly authorized, validly issued and are consistent with the information in the Registration Statement, the Disclosure Package and the Prospectus and the description of such OP Units contained therein. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no outstanding (A) securities or obligations of the Operating Partnership convertible into or exchangeable or redeemable for any partnership interests of the Operating Partnership, (B) warrants, rights or options to subscribe for or purchase from the Operating Partnership any such partnership interests or any such convertible or exchangeable securities or obligations or (C) obligations of the Operating Partnership to issue or sell any partnership interests, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.
(xiv)There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required (and the Preliminary Prospectus contains or incorporates by reference in all material respects the same description of the foregoing matters contained in the Prospectus); and the statements in the Preliminary Prospectus and the Prospectus under the headings “Description of Capital Stock,” “Material Provisions of

Maryland Law and of Our Charter and Bylaws,” “Description of the Partnership Agreement of Brixmor Operating Partnership LP,” and “Material United States Federal Income Tax Considerations,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.
(xv)Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, since the end of the period covered by the latest audited financial statements incorporated by reference therein (A) there has been no change, nor any development or event involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole, that is material and adverse, (B) there has been no dividend or distribution of any kind declared, paid or made by the Company or the Operating Partnership on any class of its capital stock or other equity interests, as applicable, (C) there has been no material change in the capital stock or total debt of the Company or any of its subsidiaries, (D) there has not been any transaction material to the Company and its subsidiaries, taken as a whole, entered into or any such transaction that is probable of being entered into by the Company and any of its subsidiaries, other than transactions in the ordinary course of business and changes and transactions disclosed or described in the Registration Statement, the Disclosure Package and the Prospectus, (E) there has not been any obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, incurred by the Company or any of its subsidiaries, except obligations incurred in the ordinary course of business and changes and transactions disclosed or described in the Registration Statement, the Disclosure Package and the Prospectus, and (F) none of the Company or any of its subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, that, individually or in the aggregate, with respect to this clause (F), would not reasonably be expected to have a Material Adverse Effect.
(xvi)The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.
(xvii)No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained or as may be required under the Act, the Exchange Act or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Disclosure Package and the Prospectus.
(xviii)The consummation of any of the transactions contemplated herein will not conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (A) the Organizational Documents of the Company, BPG Subsidiary or the Operating Partnership, (B) the Organizational Documents of any other subsidiary of the Company, (C) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (D) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except in the case of clauses (B), (C) and (D) only, for such conflicts, breaches, violations, liens, charges or encumbrances that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby.
(xix)Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company or any of its affiliates, including, but not limited to, The Blackstone Group L.P. or any of its respective direct or indirect subsidiaries, and any person (other than this Agreement) that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.
(xx)Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, no holders of securities of the Company or any of its subsidiaries have rights to the registration of such securities under the Registration Statement.
(xxi)The Securities have been listed on the NYSE.
(xxii)The consolidated historical financial statements of the Company and its consolidated subsidiaries incorporated by reference included in the Preliminary Prospectus, the Prospectus and the Registration Statement present fairly, in all material respects, the combined consolidated financial position of the Company and its consolidated subsidiaries as of the dates and for the periods indicated in conformity with U.S. GAAP. Additionally, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein. The selected financial data set forth in “Part II, Item 6 - Selected Financial Data,” of the Company’s 2013 Annual Report, as filed with the Company’s Current Report on Form 8-K on May 27, 2014 and incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus, fairly present, on the basis stated therein, the information included therein. The pro forma financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus. The pro forma financial statements incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements. Except as included or incorporated by reference therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Disclosure Package and the Prospectus under the Act or the Rules and Regulations thereunder. All disclosures contained in the Registration Statement, the Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply with Regulation G of the Exchange Act and Item 10(e) of Regulation S-K of the Act to the extent applicable.
(xxiii)No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, BPG Subsidiary or the Operating Partnership, threatened that (A) could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby (B) could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto).
(xxiv)(A) The Company or its subsidiaries have good and marketable title (fee or leasehold) to all of the real properties described in the Registration Statement, the Disclosure Package and the Prospectus as owned or leased by them and the improvements located thereon (individually, a “Property” and collectively, the “Properties”) and any other real property owned by them, in each case, free and clear of all mortgages, pledges, liens, claims, security interests, restrictions or encumbrances of any kind, except for such mortgages, pledges, liens, claims, security interests, restrictions or encumbrances as (1) are described in the Registration Statement, Disclosure Package and the Prospectus, (2) are Permitted Encumbrances or (3) would not, individually or in the aggregate, have a Material Adverse Effect; (B) all of the ground leases and subleases relating to the Properties, if any, material to the business of the Company and its subsidiaries considered as one enterprise, are in full force and effect, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such Property by the Company or any of its subsidiaries, and neither the Company nor any of its subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the ground leases or subleases mentioned above, or affecting or questioning the rights of the Company or any of its subsidiaries to the continued possession of the leased or subleased premises under any such ground lease or sublease; (C) all liens, charges, encumbrances, claims or restrictions on or affecting any of the Properties and the assets of the Company or any of its subsidiaries that are required to be disclosed in the Registration Statement, the Disclosure Package or the Prospectus are disclosed therein; (D) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except for such failures to comply that would not, individually or in the aggregate, have a Material Adverse Effect; (E) the Company has no knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will in any material manner affect the size of, use of, improvements on, construction on or access to the Properties, except as would not, individually or in the aggregate, have a Material Adverse Effect; (F) the mortgages and deeds of trust that encumber the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than other Properties; (G) the Company, directly or indirectly, has obtained title insurance on the fee or leasehold interests, as the case may be, in each of the Properties, in an amount at least equal to the greater of (i) the mortgage indebtedness of each such Property or (ii) the purchase price of each such Property, and all such policies of insurance are in full force and effect; and (H) except as otherwise described in the Registration Statement, the Disclosure Package or the Prospectus, neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any tenant of any of the Properties, is in default under (x) any tenant lease (as lessor or lessee, as the case may be) relating to any of the Properties, (y) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against the Properties or (z) any ground lease, sublease or operating sublease relating to any of the Properties, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, except with respect to (x), (y) and (z) immediately above any such default that would not, individually or in the aggregate, have a Material Adverse Effect.
(xxv)This Agreement has been duly authorized, executed and delivered by each of the Company, BPG Subsidiary and the Operating Partnership.
(xxvi)None of the Company, BPG Subsidiary or the Operating Partnership is and, except as would not have a Material Adverse Effect, no other subsidiary of the Company is in violation of its Organizational Documents. Neither the Company nor any of its subsidiaries is in violation of or default under the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except, in each case, for any violation or default that would not reasonably be expected to have a Material Adverse Effect.

(xxvii)Ernst & Young LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included or incorporated by reference in the Registration Statement, Disclosure Package and the Prospectus, are, to the knowledge of the Company, independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.
(xxviii)The Company and each of its subsidiaries has filed all tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not reasonably be expected to have a Material Adverse Effect or except as set forth in or contemplated in the Registration Statement, Disclosure Package and the Prospectus), and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such taxes, assessments, fines or penalties that are currently being contested in good faith or as would not reasonably be expected to have a Material Adverse Effect or except as set forth in or contemplated in the Registration Statement, Disclosure Package and the Prospectus.
(xxix)Commencing with its taxable year ended December 31, 2011, the Company has been and is organized and has operated in conformity with the requirements for qualification and taxation as a REIT, and its current organization and current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT for the taxable year ending December 31, 2014 and thereafter. Commencing with its taxable year ended December 31, 2007, BPG Subsidiary has been and is organized and has operated in conformity with the requirements for qualification and taxation as a REIT, and its current organization and current and proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT for the taxable year ending December 31, 2014 and thereafter. Each of the Company and BPG Subsidiary currently intends to continue to qualify as a REIT under the Code and each of the Company and BPG Subsidiary, after reasonable inquiry and diligence, does not know of any event that would reasonably be expected to fail to qualify as a REIT at any time.
(xxx)The Operating Partnership is properly classified as a partnership or disregarded entity, and not as a corporation or as a publicly traded partnership taxable as a corporation, for federal income tax purposes throughout the period from its formation through the date hereof.
(xxxi)Each of the subsidiaries of the Operating Partnership that is a partnership or a limited liability company (other than an entity for which a taxable REIT subsidiary election has been made) (collectively, the “Subsidiary Partnerships”) is properly classified either as a disregarded entity or as a partnership, and not as a corporation or as a publicly traded partnership taxable as a corporation, for federal income tax purposes.
(xxxii)No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of the Company or any of its or its subsidiaries’ principal suppliers, contractors or customers, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.
(xxxiii)The Company and its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) used in the operation of the business as now operated, except where the failure to own or possess such rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries have not received any notice of any claim of infringement, misappropriation or conflict with the asserted rights of others in connection with its patents, patent rights, licenses, inventions, trademarks, service marks, trade names, copyrights and know-how, which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(xxxiv)Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company does not have any material lending or other relationship with any Underwriter or, to its knowledge, any bank or lending affiliate of any Underwriter.
(xxxv)The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for the businesses in which they are engaged; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto).
(xxxvi)No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Registration Statement, the Disclosure Package and the Prospectus, including with respect to restrictions on transfer of property or assets pursuant to the terms of mortgage debt on the Properties.
(xxxvii)The Company and its subsidiaries possess all such licenses, certificates, permits and other authorizations issued by all applicable federal, state, local or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except where the failure to possess such license, certificate, permit or other authorization would not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus.
(xxxviii)The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (C) receipts and expenditures are being made only in accordance with management’s general or specific authorization; (D) access to assets is permitted only in accordance with management’s general or specific authorization; and (E) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and its subsidiaries’ internal controls over financial reporting are effective and the Company and its subsidiaries are not aware of any material weakness in their internal controls over financial reporting.
(xxxix)The Company and its subsidiaries have established and maintain a system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that has been designed to ensure that information required to be disclosed by the Company and its subsidiaries in reports that they file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to management as appropriate to allow timely decisions regarding required disclosure.
(xl)None of the Company or any of its subsidiaries has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
(xli)Any third-party statistical and market-related data included in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.
(xlii)The Company and its subsidiaries (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (B) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (C) have not received written notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive or comply with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any supplement thereto). Neither the Company nor any of the subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended. Costs and liabilities currently expected to be undertaken by the Company in response to Environmental Laws would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(xliii)None of the following events has occurred or exists: (A) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (B) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to any Plan; (C) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to any Plan, except in the case of (A) and (C) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (1) an increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the most recently completed fiscal year of the Company and its subsidiaries; (2) an increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company and its subsidiaries compared to the amount of such obligations in the most recently completed fiscal year of the Company and its subsidiaries; (3) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect with respect to the termination of, or withdrawal from, any Plan; or (4) the filing of a claim by one or more employees or former employees of the Company or any of its subsidiaries related to their employment that could, in each case, reasonably be expected to have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company or any of its subsidiaries may have any liability.
(xliv)As of the date hereof, the Company and its subsidiaries are in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof that are in effect and with which the Company and its subsidiaries are required to comply.
(xlv)Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, BPG Subsidiary and the Operating Partnership, any director, officer, agent, employee or controlled affiliate, or other person acting on behalf of the Company or any of its subsidiaries, or has taken any action on behalf of the Company, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its subsidiaries and controlled affiliates have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
(xlvi)The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, BPG Subsidiary and the Operating Partnership, threatened.
(xlvii)Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, BPG Subsidiary and the Operating Partnership, any director, officer, agent, employee or controlled affiliate, or other person acting on behalf of the Company or any of its subsidiaries (A) is currently subject to any sanctions administered imposed by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”)) or (B) will, directly or indirectly, use the proceeds, if any, of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person in any manner that will result in a violation of any economic sanctions imposed by the United States (including any administered or enforced by OFAC, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce) (collectively, “Sanctions” and such persons, “Sanction Persons”) by, or would reasonably be expected to result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise).
(xlviii)Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, BPG Subsidiary and the Operating Partnership, any director, officer, agent, employee or controlled affiliate, or other person acting on behalf of the Company or any of its subsidiaries, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (A) the subject of any Sanctions; or (B) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (currently, Cuba, Iran, North Korea, Sudan and Syria) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”).
(xlix)There are no relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the

Registration Statement, the Disclosure Package or the Prospectus that have not been described as required.
Any certificate signed by any officer of the Company, BPG Subsidiary or the Operating Partnership and delivered to the Representatives or counsel for the Underwriters in connection with the offering and sale of the Securities shall be deemed a representation and warranty by the Company, BPG Subsidiary or the Operating Partnership, respectively, as to matters covered thereby, to each Underwriter.
2.Representations and Warranties by the Selling Stockholders.
Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company as of the date hereof and the Closing Date, as set forth below in this Section 2.
(a)This Agreement has been duly authorized, executed and delivered by such Selling Stockholder.
(b)Such Selling Stockholder will be, at the time of delivery of such securities on the Closing Date, the record owner of the Securities to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims, and has taken such action that is necessary to deliver the Securities on the Closing Date, and has full power and authority to sell its interest in the Securities. Assuming that each Underwriter acquires its interest in the Securities it has purchased from such Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (“UCC”)), each Underwriter that has purchased such Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts of such Underwriter maintained with The Depository Trust Company (“DTC”) or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Securities; for purposes of this representation, each Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Securities will have been registered in the name of Cede & Co. or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its charter, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) DTC will have made appropriate entries to the accounts of the several Underwriters on the records of DTC to credit such Securities to a securities account of each Underwriter maintained by DTC.
(c)Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
(d)No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except (A) such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained or (B) such as would not individually or in the aggregate, reasonably be expected to materially impact such Selling Stockholder’s ability to perform its obligations under this Agreement.
(e)Neither the sale of the Securities being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will (A) conflict with, result in a breach or violation of, or constitute a default under any statute or the terms of any indenture or other agreement or instrument, in each case, to which such Selling Stockholder is a party or bound, (B) result in any violation of the Organizational Documents of such Selling Stockholder or (C) result in any violation of any judgment, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder, except in the case of (A) and (C) as would not individually or in the aggregate, reasonably be expected to materially impact such Selling Stockholder’s ability to perform its obligations under this Agreement.
(f)The sale of Securities by such Selling Stockholder pursuant hereto is not prompted by any material information concerning the Company or any of its subsidiaries which is not set forth in the Registration Statement, the Disclosure Package and the Prospectus.
(g)In respect of any statements in or omissions from the Registration Statement, the Disclosure Package and the Prospectus, made in reliance upon and in conformity with the Selling Stockholder Information (as defined below), such Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraphs (ii) and (iii) of Section 1. With respect to each Selling Stockholder, “Selling Stockholder Information” consists solely of the information with respect to such Selling Stockholder in the beneficial ownership table under the caption “Principal and Selling Stockholders” in the Disclosure Package and the Prospectus.
Any certificate signed by any Selling Stockholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering and sale of the Securities shall be deemed a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.
3.Purchase and Sale.
(a)Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholders agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholders, at a purchase price of $26.00 per share, the amount of the Securities set forth opposite such Underwriter’s name in Schedule I hereto.
4.Delivery and Payment. Delivery of and payment for the Securities shall be made at 11:00 AM, New York City time, on January 16, 2015, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Selling

Stockholders and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Selling Stockholders to or upon the order of the Selling Stockholders by wire transfer payable in same-day funds to the accounts specified by the Selling Stockholders. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.
5.Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.
6.Agreements.
(a)The Company agrees with the several Underwriters that:

(i)
Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement to the Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (A) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (B) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (C) of any request by the Commission or its staff for any amendment of the Registration Statement, or for any supplement to the Prospectus or for any additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(ii)
If, at any time prior to the filing of the Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company will (A) notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (B) amend or supplement the Disclosure Package to correct such statement or omission; and (C) supply any amendment or supplement to you in such quantities as you may reasonably request.

(iii)
If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (A) notify the Representatives of any such event; (B) prepare and file with the Commission, subject to the second sentence of paragraph (a)(i) of this Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance; and (C) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

(iv)
As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158.

(v)
The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

(vi)
The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified, to subject itself to taxation in respect of doing business in any jurisdiction in which it is not now so subject or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(vii)
The Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock (including, for the avoidance of doubt, BPG Subsidiary Shares and OP Units); or publicly announce an intention to effect any such transaction, for a period of 30 days after the date of the Underwriting Agreement, provided, however, that the Company may issue and sell (A) Common Stock or securities convertible into or exercisable or exchangeable for Common Stock pursuant to any employee equity incentive plan of the Company referred to in the Registration Statement, the Disclosure Package and the Prospectus that is in effect at the Execution Time, including, for the avoidance of doubt, the 2013 Brixmor Property Group Inc. Omnibus Incentive Plan, (B) shares of Common Stock issuable upon exchange of OP Units, and (C) Common Stock in an amount equal to up to five percent of the Outstanding Brixmor Interests outstanding on the Closing Date immediately after this offering, or securities convertible into or exercisable or exchangeable for such amount of Common Stock, in connection with mergers or acquisitions, joint ventures, commercial relationships or other strategic transactions; provided that, in the case of (A), (B) and (C), the recipient or acquiree of any such Common Stock or securities convertible into or exercisable or exchangeable for Common Stock is party to or enters into an agreement substantially in the form of Exhibit A hereto with respect to such securities (other than with respect to the Securities).

(viii)
The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(ix)
The Company will use its best efforts to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2015, and the Company will use its best efforts to continue to qualify for taxation as a REIT under the Code unless the Board of Directors of the Company determines that it is no longer in the best interests of the Company to continue to qualify as REIT.

(x)
The Company agrees that, unless it has or shall have obtained the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a Free Writing Prospectus, any portion of which would be required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule III hereto and any electronic road show. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(xi)
The Company agrees to pay the costs and expenses relating to the following matters: (A) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (B) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (C) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (D) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (E) any filings required to be made with the Financial Industry Regulatory Authority, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings up to a maximum of $35,000); (F) the transportation and other expenses incurred by or on behalf of Company and Selling Stockholder representatives in connection with presentations to prospective purchasers of the Securities; (G) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Stockholders; and (H) all other costs and expenses incident to the performance by the Company and the Selling Stockholders of their obligations hereunder.

(xi)
The Company’s Common Stock (i) is an “actively-traded security” as defined by Rule 100(b) of Regulation M under the Exchange Act, (ii) exempted from the requirements of Rule 101 of Regulation M by Rule 101(c)(1) thereunder, and (iii) has an Average Daily Trading Volume of at least $1.0 million (as provided in Regulation M) and a public float of at least $150.0 million (as defined in Regulation M).

(b)The Selling Stockholders agree with the several Underwriters that:

(i)
Such Selling Stockholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(ii)
Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, in the event such Selling Stockholder becomes aware of any material change in the applicable Selling Stockholder Information.

(iii)
Such Selling Stockholder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Securities.

(iv)
Such Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

7.Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:
(a)The Prospectus, and any supplement thereto, have been filed in the manner and within the time period required by Rule 424(b); any material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.
(b)The Company shall have requested and caused Simpson Thacher & Bartlett LLP, counsel for the Company, BPG Subsidiary, the Operating Partnership and the Selling Stockholders, to have furnished to the Representatives their opinion and letter substantially in the form attached hereto as Annex I, dated the Closing Date, and addressed to the Representatives.
(c)The Company shall have requested and caused Venable LLP, Maryland counsel for the Company, to have furnished to the Representatives their opinion substantially in the form attached hereto as Annex II, dated the Closing Date, and addressed to the Representatives.
(d)[Reserved].
(e)The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Disclosure Package, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company, BPG Subsidiary and the Operating Partnership shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
(f)The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chief Executive Officer and the Chief Financial Officer of the Company, and by executive officers of BPG Subsidiary and the Operating Partnership, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the Prospectus and any amendment or supplement thereto, as well as each electronic road show used in connection with the offering of the Securities, and this Agreement and that:

(i)the representations and warranties of the Company, BPG Subsidiary and the Operating Partnership in this Agreement are true and correct on and as of the Closing Date, with the same effect as if made on such date, and each of the Company, BPG Subsidiary and the Operating Partnership has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;
(ii)no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Company, BPG Subsidiary and the Operating Partnership, threatened; and
(iii)since the date of the most recent financial statements included or incorporated by reference in the Disclosure Package and the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto).
(g)The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chief Financial Officer of the Company, dated the date hereof, substantially in the form attached hereto as Annex III.
(h)Each Selling Stockholder shall have furnished to the Representatives a certificate of the Selling Stockholder, dated the Closing Date, and addressed to the Representatives to the effect that:
(i) the representations and warranties of the Selling Stockholder in this Agreement are true and correct on and as of the Closing Date, with the same effect as if made on such date; and
(ii)the Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.
(i)On the date of this Agreement and on the Closing Date, Ernst & Young LLP shall have furnished to the Representatives, at the request of the Company, a letter, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information included or incorporated by reference in the Registration Statement, the Disclosure Package and the Prospectus; provided, that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to such date.
(j)In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the Closing Date (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

(k)Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto) the effect of which is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).
(l)Subsequent to the Execution Time, (i) there shall not have been any decrease in the rating of any of the Company’s or the Operating Partnership’s debt securities by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its ratings of any of the Company’s debt securities.
(m)Prior to the Closing Date, the Company, BPG Subsidiary, the Operating Partnership and the Selling Stockholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.
(n)At or prior to the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from each officer and director of the Company and each of the other persons listed on Schedule IV hereto addressed to the Representatives.
If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and Selling Stockholders in writing or by telephone or facsimile confirmed in writing.
The documents required to be delivered by this Section 7 shall be delivered at the office of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, at Four Times Square, New York, NY 10036, on the Closing Date.
8.Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to Section 11 hereof or because of any refusal, inability or failure on the part of the Company, BPG Subsidiary, the Operating Partnership or the Selling Stockholders to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all reasonable and documented out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.
9.Indemnification and Contribution.
(a)The Company, BPG Subsidiary and the Operating Partnership jointly and severally agree to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the Act (each, an “Affiliate”)), the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages and liabilities to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, as originally filed or in any amendment thereof, or (ii) in any Preliminary Prospectus, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, or in any amendment thereof or supplement thereto, or any materials provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any roadshow or written investor presentations provided to investors by the Company (whether in person or electronically), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of clause (ii) only, in the light of the circumstances under which they were made), and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that none of the Company, BPG Subsidiary nor the Operating Partnership will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with (x) written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein or (y) Selling Stockholder Information. This indemnity agreement will be in addition to any liability which the Company, BPG Subsidiary or the Operating Partnership may otherwise have.
(b)Each of the Selling Stockholders, severally and not jointly agree, to indemnify and hold harmless each Underwriter and its Affiliates, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages and liabilities to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, as originally filed or in any amendment thereof, or (ii) in any Preliminary Prospectus, the Disclosure Package,

the Prospectus or any Issuer Free Writing Prospectus, or in any amendment thereof or supplement thereto, or any materials provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any roadshow or written investor presentations provided to investors by the Company (whether in person or electronically), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of clause (ii) only, in the light of the circumstances under which they were made), and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Selling Stockholder Information. This indemnity agreement will be in addition to any liability which such Selling Stockholder may otherwise have.
(c)Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, BPG Subsidiary, the Operating Partnership, each of their respective directors or general partner, as applicable, each of the Company’s officers who signs the Registration Statement, and each person who controls the Company, BPG Subsidiary or the Operating Partnership within the meaning of either the Act or the Exchange Act, and each Selling Stockholder to the same extent as the respective foregoing indemnity provided by such party to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company, BPG Subsidiary, the Operating Partnership and each Selling Stockholder, acknowledge that the statements set forth in the Preliminary Prospectus or the Prospectus (i) in the last paragraph of the cover page regarding delivery of the Securities and (ii) under the heading “Underwriting,” (A) the list of Underwriters and their respective participation in the sale of the Securities, (B) the second paragraph thereof concerning the terms of the offering by the Underwriters and (C) the first sentence of the sixth paragraph and the last two sentences of the seventh paragraph, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus.
(d)Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties. Except as expressly provided in this Section 9, the indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body effected without its written consent if (A) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (B) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (C) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.
(e)In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, BPG Subsidiary, the Operating Partnership and the Selling Stockholders, jointly and severally, and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively “Losses”) to which the Company BPG Subsidiary, the Operating Partnership, the Selling Stockholders, and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Selling Stockholders on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, BPG Subsidiary, the Operating Partnership and the Selling Stockholders, jointly and severally, and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, BPG Subsidiary, the Operating Partnership and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative benefits received by the Company, BPG Subsidiary, the Operating Partnership and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the (i) total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Selling Stockholders and (ii) the difference between (x) the aggregate price to the public received by the Underwriters and (y) the aggregate price paid by the Underwriters to the Selling Stockholders for the Securities, bear to the aggregate price to the public received by the Underwriters. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, BPG Subsidiary, the Operating Partnership or the Selling Stockholders on the one hand or by the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, BPG Subsidiary, the Operating Partnership, the Selling Stockholders, and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act, each Affiliate, and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company, BPG Subsidiary, the Operating Partnership or the Selling Stockholders within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement, each director of the Company or BPG Subsidiary and the general partner of the Operating Partnership shall have the same rights to contribution as the Company, BPG Subsidiary and the Operating Partnership, as applicable, subject in each case to the applicable terms and conditions of this paragraph (e).

10.Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholders or the Company. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Selling Stockholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.
11.Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such delivery and payment (a) if there has been, in the judgment of the Representatives, subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement, the Disclosure Package or the Prospectus, any material adverse change in the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, (b) trading in the Common Stock shall have been suspended or materially limited by the Commission or the NYSE, or trading in securities generally on the NYSE shall have been suspended or limited or minimum or maximum prices for trading have been fixed, or maximum ranges for prices shall have been required by the NYSE or by order of the Commission, FINRA or any other governmental authority, (c) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or, with respect to Clearstream or Euroclear systems, in Europe, (d) a banking moratorium shall have been declared either by Federal or New York State authorities or (e) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Preliminary Prospectus or the Prospectus (exclusive of any amendment or supplement thereto).

12.Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the Affiliates, officers, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.
13.Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to each of: J.P. Morgan Securities LLC, at 383 Madison Avenue, New York, New York 10179, Attention: Equity Syndicate Desk (fax no.: (212) 622-8358); Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel, facsimile number 1-646-291-1469; with a copy (which does not constitute notice) to Skadden, Arps, Slate, Meagher & Flom LLP, at Four Times Square, New York, NY 10036, Attention: David J. Goldschmidt and Phyllis G. Korff; if sent to the Company, BPG Subsidiary or the Operating Partnership will be mailed, delivered or telefaxed to (212) 869-9585 and confirmed to it at 420 Lexington Avenue, New York, NY 10170, Attention: Legal Department, with a copy (which does not constitute notice) to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017, Attention: Joshua Ford Bonnie; or, if sent to the Selling Stockholders, will be mailed, delivered or telefaxed to (212) 869 9585 and confirmed to it at c/o Brixmor Property Group Inc., 420 Lexington Avenue, New York, NY 10170, Attention: Legal Department, with a copy to Simpson Thacher & Bartlett LLP, 1155 F Street, N.W. Washington, D.C. 20004, Attention: Joshua Ford Bonnie.
14.Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.
15.No fiduciary duty. Each of the Company, BPG Subsidiary, the Operating Partnership and each Selling Stockholder hereby acknowledge that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Selling Stockholders on the one hand, and the Underwriters and any affiliate through which any of them may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Selling Stockholders and (c) the engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company, BPG Subsidiary, the Operating Partnership and each of the Selling Stockholders agree that each of them is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the any of them on related or other matters). The Company, BPG Subsidiary, the Operating Partnership and each Selling Stockholder each agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, BPG Subsidiary, the Operating Partnership or such Selling Stockholder in connection with such transaction or the process leading thereto.

16.Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholders and the Underwriters, or any of them, with respect to the subject matter hereof.
17.Applicable Law. This Agreement and any claim, controversy or dispute relating to or arising from this Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.
18.Waiver of Jury Trial. The Company, BPG Subsidiary, the Operating Partnership and each of the Selling Stockholders each hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
19.Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.
20.Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.
21.Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.
“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
“BPG Subsidiary” shall mean BPG Subsidiary Inc., a Delaware corporation.
“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.
“Code” shall mean the United States Internal Revenue Code of 1986, as amended.
“Commission” shall mean the Securities and Exchange Commission.
“Disclosure Package” shall mean (i) the Preliminary Prospectus that is generally distributed to investors and used to offer the Securities, (ii) the information identified on Schedule V hereto, (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto, and (iv) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.
“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto became or becomes effective.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.
“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.
“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.
“Material Adverse Effect” shall mean a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.
“NYSE” shall mean the New York Stock Exchange.
“Operating Partnership” shall mean Brixmor Operating Partnership LP, a Delaware limited partnership.
“Organizational Documents” shall mean (i) in the case of a corporation, its charter and by-laws (ii) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational documents and its partnership agreement; (iii) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; and (iv) in the case of any other entity, the organizational and governing documents of such entity.
“Permitted Encumbrances” shall mean each of the following: (i) mechanics’, carriers’, workers’, repairers’, materialmen’s, warehousemen’s and other similar liens and encumbrances for construction in progress or which have otherwise arisen in the ordinary course of business; (ii) liens for taxes not yet delinquent or being contested in good faith and for which there are adequate reserves on the financial statements of the owner of the applicable Property; (iii) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected Property or interfere with the ordinary course business of the Company or any of its subsidiaries; and (iv) liens arising under conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business.
“Preliminary Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus referred to in paragraph 1(i) above which is used prior to the filing of the Prospectus, together with the Base Prospectus.

“Prospectus” shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Incorporated Documents and the Base Prospectus.
“Registration Statement” shall mean the registration statement referred to in paragraph 1(i) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as well as any Incorporated Documents, as amended at the Execution Time, and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.
“REIT” shall mean real estate investment trust under the Code.
“Rule 158”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 424”, “Rule 430B” and “Rule 433” refer to such rules under the Act.
“Rule 430B Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430B.
“Rules and Regulations” shall mean the rules and regulations of the Commission promulgated under the Act.
“U.S. GAAP” shall mean United States generally accepted accounting principles.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company, BPG Subsidiary, the Operating Partnership and the several Underwriters.

Very truly yours,
Brixmor Property Group Inc.

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President,
General Counsel & Secretary

BPG Subsidiary Inc.

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President,
General Counsel & Secretary

Brixmor Operating Partnership LP
By:	Brixmor OP GP LLC, its general partner
By:	BPG Subsidiary Inc., its sole member

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President,
General Counsel & Secretary

The foregoing Agreement is hereby confirmed
and accepted as of the date first above written.

By:	J.P. Morgan Securities LLC

By:	/s/Melinda Hyatt
Name:	Melinda Hyatt
Title:	Vice President

By:	Citigroup Global Markets Inc.

By:	/s/Paul Abrahimzadeh
Name:	Paul Abrahimzadeh
Title:	Managing Director

For themselves and the other several
Underwriters named in Schedule I to the
foregoing Agreement.

The foregoing Agreement is hereby confirmed
and accepted as of the date first above written.

By:	BRX Holdco II LLC,
as Selling Stockholder

By:	/s/William J. Stein
Name:	William J. Stein
Title:	Chief Executive Officer,
President and Senior Managing Director

By:	BRX BREP VI.TE.1 Holdco A LLC,
as Selling Stockholder

By:	/s/William J. Stein
Name:	William J. Stein
Title:	Chief Executive Officer,
President and Senior Managing Director

By:	BRX BREP VI.TE2 Holdco A LLC,
as Selling Stockholder

By:	/s/William J. Stein
Name:	William J. Stein
Title:	Chief Executive Officer,
President and Senior Managing Director

By:	BRX BREH VI Holdco A LLC,
as Selling Stockholder

By:	/s/William J. Stein
Name:	William J. Stein
Title:	Chief Executive Officer,
President and Senior Managing Director

By:	BRX BREH VI-ESC Holdco A LLC,
as Selling Stockholder

By:	/s/William J. Stein
Name:	William J. Stein
Title:	Chief Executive Officer,
President and Senior Managing Director

By:	BRE Throne REIT Holdco LLC
as Selling Stockholder

By:	/s/William J. Stein
Name:	William J. Stein
Title:	Senior Managing Director

By:	BRX Throne REIT Holdco B LLC,
as Selling Stockholder

By:	/s/William J. Stein
Name:	William J. Stein
Title:	Chief Executive Officer,
President and Senior Managing Director

By:	BRX Throne REIT BREH VII Holdco B LLC,
as Selling Stockholder

By:	/s/William J. Stein
Name:	William J. Stein
Title:	Chief Executive Officer,
President and Senior Managing Director

By:	BRX Throne REIT BREH VII-ESC Holdco B LLC,
as Selling Stockholder

By:	/s/William J. Stein
Name:	William J. Stein
Title:	Chief Executive Officer,
President and Senior Managing Director

By:	BRX BRPTP II Holdco LLC,
as Selling Stockholder

By:	/s/William J. Stein
Name:	William J. Stein
Title:	Chief Executive Officer,
President and Senior Managing Director

By:	BRE Throne JV Member LLC,
as Selling Stockholder

By:	/s/William J. Stein
Name:	William J. Stein
Title:	Senior Managing Director

By:	BRE Southeast Retail Holdings LLC,
as Selling Stockholder

By:	/s/William J. Stein
Name:	William J. Stein
Title:	Senior Managing Director

SCHEDULE I

Underwriters	Number of Underwritten Securities to be Purchased
J.P. Morgan Securities LLC	8,750,000
Citigroup Global Markets Inc.	8,750,000
_____________
Total	17,500,000

Sch. I-1

SCHEDULE II

Selling Stockholders	Number of Underwritten Securities to be Sold
BRX Holdco II LLC	9,054,586
BRX BREP VI.TE.1 Holdco A LLC	928,413
BRX BREP VI.TE.2 Holdco A LLC	1,997,585
BRX BREH VI Holdco A LLC	14,831
BRX BREH VI-ESC Holdco A LLC	25,444
BRE Throne REIT Holdco LLC	303,590
BRX Throne REIT Holdco B LLC	89,944
BRX Throne REIT BREH VII Holdco B LLC	121
BRX Throne REIT BREH VII-ESC Holdco B LLC	617
BRE Throne JV Member LLC	109,075
BRE Southeast Retail Holdings LLC	658,459
BRX BRPTP II Holdco LLC	4,317,335
_____________
Total	17,500,000

Sch. II-1

SCHEDULE III

Free Writing Prospectuses

None.

Sch. III-1

SCHEDULE IV

Persons and Entities Subject to Lock-Up Agreements

Michael A. Carroll
John G. Schreiber
A.J. Agarwal
Jonathan D. Gray
Nadeem Meghji
William J. Stein
Michael Berman
Anthony Deering
Michael V. Pappagallo
Steven F. Siegel
Dean Bernstein
Steven A. Splain
Carolyn Carter Singh
Brian Finnegan
BRX Holdco II LLC
BRX BREP VI.TE.1 Holdco A LLC
BRX BREP VI.TE2 Holdco A LLC
BRX BREH VI Holdco A LLC
BRX BREH VI-ESC Holdco A LLC
BRE Throne REIT Holdco LLC
BRX Throne REIT Holdco B LLC
BRX Throne REIT BREH VII Holdco B LLC
BRX Throne REIT BREH VII-ESC Holdco B LLC
BRE Throne JV Member LLC
BRE Southeast Retail Holdings LLC
BRX BRPTP II Holdco LLC

Sch. IV-1

EXHIBIT A

Brixmor Property Group Inc.
Public Offering of Common Stock
Lock-up Agreement

January 12, 2015

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179
Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

As Representatives of the several Underwriters
Ladies and Gentlemen:
This letter is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”), among Brixmor Property Group Inc., a Maryland corporation (the “Company”), and each of you as Representatives (the “Representative”) of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $0.01 par value (the “Common Stock”), of the Company (the “Offering”).
In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock (including, for the avoidance of doubt, BPG Subsidiary Shares or OP Units), or publicly announce an intention to effect any such transaction, for a period from the date hereof until 30 days after the date of the Underwriting Agreement, other than (A) transfers of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock by will or intestacy upon death of the undersigned; (B) transfers of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock as a bona fide gift or

Exhibit A-1

012464-0013-15590-Active.16674448.3

gifts, including to charitable organizations; (C) distributions of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock to the undersigned’s stockholders, limited partners or members; (D) transfers of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock to (x) a member or members of the undersigned’s immediate family (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or to a trust, the beneficiaries of which are exclusively the undersigned or a member or members of his or her immediate family or to any other entity that is wholly owned by such persons or (y) a corporation, partnership, limited liability company or other entity that controls or is controlled by, or is under common control with, the undersigned, or is wholly-owned by the undersigned and/or by members of the undersigned’s immediate family; provided, that, with respect to clauses (B), (C) and (D), (i) each transferee or recipient (other than charitable organization transferees, with respect to a maximum of 500,000 shares of Common Stock in aggregate, when taken together with all other shares of Common Stock transferred by stockholders named on Annex A) shall execute and deliver to the Representatives a lock-up letter in the form of this paragraph, and (ii) such transfer or distribution is not for value; (E) the exchange of shares of common units of Brixmor Operating Partnership LP for shares of Common Stock, provided, that, with respect to clause (E), other than any shares of Common Stock to be sold pursuant to the Underwriting Agreement any such shares of Common Stock issued upon such exchange are subject to this lock-up agreement and that any filings required to be made with Securities and Exchange Commission or other publicity made regarding the same will indicate that such shares of Common Stock are subject to this lock-up agreement; (F) the transfer of Common Stock to the Company (i) pursuant to the “cashless” exercise at expiration of options granted pursuant to any employee equity incentive plan of the Company outstanding on the date of the Underwriting Agreement and referred to in the Registration Statement, the Disclosure Package and the Prospectus, as each such term in the Underwriting Agreement (each, an “Incentive Plan”), or (ii) in respect of tax withholding payments due upon the exercise of options or the vesting of restricted stock grants pursuant to any Incentive Plan, provided, that, in the case of clause (F), any filings required to be made with Securities and Exchange Commission or other publicity made regarding the same will indicate that such transactions have been net share settled; (G) transfers of Common Stock made on behalf of the undersigned or any affiliate of the undersigned pursuant to any trading plan established in accordance with Rule 10b5-1 under the Exchange Act that was entered into prior to the date hereof; (H) the pledge, hypothecation or other granting of a security interest in Common Stock, BPG Subsidiary Shares or OP Units to one or more lending institutions as collateral or security for any loan, advance or extension of credit and any transfer upon foreclosure upon such Common Stock, BPG Subsidiary Shares or OP Units, provided, that the undersigned or the Company, as the case may be, shall provide the Representatives prior written notice informing them of any public filing, report or announcement with respect to such pledge, hypothecation or other grant of a security interest; and (I) the entry into a trading plan established in accordance with Rule 10b5-1 under the Exchange Act, provided, that, in the case of clause (I), (i) sales under any such trading plan may not occur during the 30-day restricted period, (ii) the entry into such trading plan is not required to be reported in any public report or filing with the Securities and Exchange Commission, (iii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such the entry into such trading plan (in the case of (ii) and (iii), other than general disclosure in Company periodic reports to the effect that Company officers may enter

Exhibit A-2

into such trading plans from time to time, but that no sales thereunder will occur within the lock-up period provided for herein).
If for any reason (i) the Underwriting Agreement does not become effective on or before January 31, 2015, (ii) the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement) or (iii) the Company and all of the Selling Stockholders notify the Representatives in writing that the Company and all of the Selling Stockholders do not intend to proceed with the Offering, the agreement set forth above shall likewise be terminated.

Yours very truly,
[Signature]
[Name and address]

Exhibit A-3